SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006 (November 15, 2006)

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

VeriSign, Inc. (VeriSign) today announced that that it will restate its historical financial statements. As previously announced, an ad hoc group of independent Directors of VeriSign’s Board of Directors has been reviewing VeriSign’s historical stock option grant practices. Although the review is not complete, on November 15, 2006, the Board concluded that the company must restate its historical financial statements for the years and interim periods from 2001-2005 and for the first quarter of 2006 to record additional non-cash, stock-based compensation expense related to past stock option grants having incorrect measurement dates and other administrative inconsistencies related to certain stock option grant dates and prices. Based on the findings to date, the non-cash charge to the financial statements for the periods 2001-2005 is not expected to exceed $250 million, however the investigation is still on-going.

Accordingly, the financial statements and all earnings press releases and similar communications issued by the company relating to those periods should not be relied upon pending completion of the restatements. The amount of additional non-cash stock-based compensation expense to be recorded in any specific period or in any future period and the resulting tax and accounting impact have not been determined.

The ad hoc group of independent Directors anticipates its review of VeriSign’s historical stock option grant practices will be completed by the end of the year. As soon as practicable following the completion of the review, VeriSign intends to prepare restated financial statements for all affected periods and thereafter become current on the filing of its periodic reports required under the Securities Exchange Act of 1934, as amended. VeriSign is evaluating the impact of this matter on its internal controls over financial reporting and on its disclosure controls and procedures.

VeriSign has discussed the above matters with KPMG LLP, the Company’s independent registered public accounting firm.

The press release issued by VeriSign on November 21, 2006 in connection with this matter is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Text of press release of VeriSign, Inc. issued on November 21, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: November 21, 2006	By:	/s/ Paul B. Hudson
Paul B. Hudson
Vice President, Associate General Counsel

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Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Text of press release of VeriSign, Inc. issued on November 21, 2006.

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